                                                                    EXHIBIT 11


                                ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) incorporated by reference herein or made a part of this Registration Statement File No. 33-33756 for Hartford International Opportunities Fund on Form N-1A.



                                ARTHUR ANDERSEN LLP




Hartford, CT
April 15, 1998